Exhibit 10.10

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) is made as of                     , 2009 by and between Seahawk Drilling, Inc., a Delaware corporation (the “Company”), and                  (“Indemnitee”).

W I T N E S S E T H:

WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance and/or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of a corporation;

WHEREAS, the uncertainties relating to such insurance and indemnification have increased the difficulty of attracting and retaining such persons;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company’s stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

WHEREAS, although Indemnitee may be entitled to indemnification pursuant to the Company’s bylaws and the Delaware General Corporation Law (“DGCL”), the DGCL expressly provides that the indemnification provisions set forth therein are not exclusive, and thereby contemplates that contracts may be entered into between the Company and members of the Board, officers and other persons with respect to indemnification;

WHEREAS, it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified;

WHEREAS, this Agreement is a supplement to and in furtherance of the bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

WHEREAS, Indemnitee believes that this Agreement is desirable to augment the protection available under the Company’s bylaws and insurance, and may not be willing to serve as a director or officer or in other capacities without the additional protection provided for under this Agreement, and the Company desires Indemnitee to serve in such capacity and Indemnitee is willing to serve and continue to serve on the condition that he or she be so indemnified.

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.     Services to the Company. Indemnitee will serve or continue to serve, at the will of the Company in accordance with the Company’s bylaws or under separate contract, if any such contract exists, as a director or officer of one or more Entities for so long as Indemnitee is duly elected, appointed or requested or until Indemnitee tenders his or her resignation from all Entities.

2.     Definitions. As used in this Agreement:

(a)     A “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events: (i) there shall have occurred an event that is or would be required to be reported with respect to the Company in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, if the Company is or were subject to such reporting requirement; (ii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding voting securities without prior approval of at least two-thirds of the members of the Board in office immediately prior to such person’s attaining such percentage interest; (iii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including, for this purpose, any new director whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

(b)     “Corporate Status” describes the status of an individual as a director, officer or other designated legal representative of the Company or of any predecessor of the Company, or as a director, officer or other designated legal representative of any other corporation, partnership, limited liability company, association, joint venture, trust, employee benefit plan or other entity or enterprise for which an individual is or was serving as a director, officer or other designated legal representative at the request of the Company.

(c)     “Court” means the Court of Chancery of the State of Delaware or any other court of competent jurisdiction.

(d)     “Entity” shall mean the Company and any other corporation, partnership, limited liability company, association, joint venture, trust, employee benefit plan or other entity or enterprise for which Indemnitee is or was serving at the request of the Company as a director, officer or other designated legal representative.

(e)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(f)     “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

(g)     “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither presently is, nor in the five years previous to his or her selection or appointment has been, retained to represent: (i) the Company, any Entity or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

(h)     “Matter” shall mean a claim, a material issue or a substantial request for relief.

(i)     “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other threatened, pending, or completed proceeding, whether civil, criminal, administrative or investigative, except one initiated by Indemnitee to enforce his or her rights under this Agreement; provided that, “Proceeding” shall not include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative, by Indemnitee against the Company, including, without limitation, proceedings initiated by Indemnitee or involving a counterclaim by Indemnitee.

(j)     References to “fines” shall include any excise tax assessed with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in manner “not opposed to the best interests of the Company” as referred to in this Agreement.

3.     Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, by reason of his or her Corporate Status a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful.

4.     Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 4 if Indemnitee is, or is threatened to be made, by reason of his or her Corporate Status a party to or a participant in any Proceeding by or in the right of the Company (direct or derivative Proceeding) to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses) incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company unless, and then only to the extent that, the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

5.     Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the fullest extent permitted by applicable law and to the extent that Indemnitee is, by reason of his or her Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf relating to such Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

6.     Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the fullest extent permitted by applicable law and to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

7.     Additional Indemnification.

(a)     Notwithstanding any limitation in Sections 3, 4 or 5, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is a party to or threatened to be made a party, by reason of his or her Corporate Status, to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect to such Expenses, judgments, fines, penalties and amounts paid in settlement) incurred by Indemnitee in connection with the Proceeding; provided, however, that the Company shall have the right to consent to any settlement, which consent shall not be unreasonably withheld. No indemnity shall be made under this Section 7(a) on account of Indemnitee’s conduct which is finally adjudged in any Proceeding to have been knowingly fraudulent, deliberately dishonest or an act or omission not in good faith or involving willful misconduct.

(b)     For purposes of Section 7(a), the meaning of the phrase “to the fullest extent permitted by applicable law” shall include, but not be limited to: (i) to the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors and persons serving in certain other capacities at the request of a corporation.

8.     Exclusions. Notwithstanding any other provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

(a)     for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or under another valid and enforceable indemnity provision, including any employment agreement or other contract with the Company, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; or

(b)     for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of other federal or state statutory law or common law or for any other payments required to be disgorged by Indemnitee under applicable law; or

(c)     except as otherwise provided in Section 13(d), in connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company’s directors, officers, employees or other indemnitees, unless (i) such indemnification is expressly required to be made by applicable law, (ii) the Board authorized the Proceeding (or any part of the Proceeding) prior to its initiation or (iii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company to the fullest extent permitted by applicable law.

9.     Advances of Expenses. Notwithstanding any provision of this Agreement to the contrary, in the event of any threatened or pending Proceeding in which Indemnitee is a party or is involved and that may give rise to a right of indemnification under this Agreement, following written request to the Company by Indemnitee, the Company shall, to the fullest extent permitted by applicable law, promptly pay to Indemnitee amounts to cover Expenses reasonably incurred by Indemnitee in such Proceeding in advance of its final disposition upon the receipt by the Company of (i) a written undertaking executed by or on behalf of Indemnitee providing that Indemnitee will repay the advance if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company and (ii) satisfactory evidence as to the amount of such Expenses. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee’s ability to repay the expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. This Section 9 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 8.

10.     Procedure for Notification and Defense of Claim.

(a)     Within thirty (30) days after service of process on Indemnitee relating to notice of the commencement of any Proceeding that may give rise to a right of indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The omission to notify the Company within such thirty (30) day period will not relieve the Company from any liability which it may have to Indemnitee under this Agreement. The omission to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

(b)     With respect to any Proceeding that may give rise to a right of indemnification under this Agreement, except as otherwise provided below, to the extent that it may wish, the Company (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After receipt of notice from the Company to Indemnitee of the Company’s election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than as otherwise provided below. Indemnitee shall have the right to employ his or her own counsel in such action, suit, proceeding or investigation but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless the employment of counsel by Indemnitee has been authorized by the Company, or Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, or the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel employed by Indemnitee shall be subject to indemnification pursuant to the terms of this Agreement. The Company shall not be entitled to assume the defense of any Proceeding brought in the name of or on behalf of the Company or as to which Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action.

(c)     The Company will be entitled to participate in any Proceeding that may give rise to a right of indemnification under this Agreement at its own expense. The Company shall not settle any action or claim in any manner which would impose any limitation or unindemnified penalty on Indemnitee without Indemnitee’s written consent, which consent shall not be unreasonably withheld.

11.     Procedure Upon Application for Indemnification.

(a)     Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10(a), a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case: (i) if a Change in Control shall not have occurred, in accordance with Section 11(b) below, or (ii) if a Change in Control shall have occurred, in accordance with Section 11(c) below.

(b)     If there has been no Change of Control at the time the request for indemnification is submitted, Indemnitee’s entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL. If entitlement to indemnification is to be determined by Independent Counsel, the Company shall furnish notice to Indemnitee within ten days after receipt of the request for indemnification notice specifying the identity and address of Independent Counsel. The Indemnitee may, within 14 days after receipt of such written notice, deliver to the Company a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis for such assertion. If there is an objection to the selection of Independent Counsel, either the Company or Indemnitee may petition the Court for a determination that the objection is without a reasonable basis or for the appointment of Independent Counsel selected by the Court.

(c)     If there has been a Change of Control at the time the request for indemnification is submitted, Indemnitee’s entitlement to indemnification shall be determined in a written opinion by Independent Counsel selected by Indemnitee. Indemnitee shall give the Company written notice advising of the identity and address of the Independent Counsel so selected. The Company may, within 14 days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection. Indemnitee may, within 14 days after the receipt of such objection from the Company, submit the name of another Independent Counsel and the Company may, within seven days after receipt of such written notice, deliver to the Indemnitee a written objection to such selection. Any objections referred to in this Section 11(c) may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and such objection shall set forth with particularity the factual basis for such assertion. Indemnitee may petition the Court for a determination that the Company’s objection to the first or second selection of Independent Counsel is without a reasonable basis or for the appointment as Independent Counsel selected by the Court.

(d)     Indemnitee shall cooperate with the person, persons or entity making a determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and expenses and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

(e)     The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Agreement and in any Proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his or her selection until a Court has determined that such objection is without a reasonable basis.

12.     Presumptions and Effect of Certain Proceedings.

(a)     If a Change of Control shall have occurred before the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Agreement) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 10(a) of this Agreement, and thereafter the Company shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Company provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him or her by clear and convincing evidence that the presumption should not apply.

(b)     Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person, persons or entity empowered or selected under Section 11 of this Agreement to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within 60 days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by applicable law.

(c)     The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company, or with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(d)     For purposes of any determination hereunder, a person shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if his or her action is based on the records or books of account of the Company or another Entity or on information, opinions, reports or statements presented to him or her or to the Company by any of the Company’s officers, employees or directors, or by any other person as to matters the person reasonably believes are in such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company or another Entity in the course of their duties or on the advice of legal counsel for the Company or another Entity or on information or records given or reports made to the Company or another Entity by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another Entity. The provisions of this paragraph shall not be deemed to be exclusive or to limit in any way the circumstances in which an Indemnitee may be deemed to have met the applicable standards of conduct for determining entitlement to rights under this Agreement.

13.     Remedies of Indemnitee.

(a)     In the event that (i) a determination is made pursuant to Section 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 9 of this Agreement, (iii) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (a) within 90 days after being appointed by the Court, (b) within 90 days after objections to his or her selection have been overruled by the Court or (c) within 90 days after the time for the Company or Indemnitee to object to his or her selection; or (iv) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or is deemed to have been made pursuant to Sections 11 or 12 of this Agreement, Indemnitee shall be entitled to an adjudication by the Court of his or her entitlement to such indemnification or advancement of Expenses.

(b)     In the event that a determination shall have been made pursuant to Section 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, any judicial proceeding or arbitration commenced pursuant to this Section 13 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 13, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or is deemed to have been made that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 13, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

(c)     The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 13 that the procedures and presumptions of this Agreement are not valid, binding and enforceable or that there is insufficient consideration for this Agreement.

(d)     If the Indemnitee, pursuant to this Section 13, seeks a judicial adjudication to enforce his or her rights under, or to recover damages for breach of, this Agreement, and if he or she prevails therein, then Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him or her in such judicial adjudication. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, then the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be prorated.

14.     Non-Exclusivity; Survival of Rights; Subrogation.

(a)     The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”), the Company’s bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation, the Company’s bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b)     To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees or agents of the Company or of any other Entity which such person serves at the request of the Company, Indemnitee shall be an insured under such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies. To the extent requested by the Indemnitee and approved by the Board, the Company may, create a trust fund, grant a security interest or use other means, including, without limitation, a letter of credit, to ensure the payment of such amounts as may be necessary to satisfy the obligations to indemnify and advance Expenses pursuant to this Agreement. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company and Indemnitee shall mutually cooperate and take all reasonable actions to cause such insurers to pay on behalf of the insureds, all amounts payable as a result of such proceeding in accordance with the terms of all applicable policies.

(c)     In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

(d)     The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, the Certificate of Incorporation, the Company’s bylaws, contract, agreement or otherwise.

(e)     The Company’s obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other Entity shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other Entity.

15.     Duration of Agreement, Successors and Assigns. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after Indemnitee has ceased to occupy any positions or have any relationships described in Section 1 of this Agreement; and (b) the final termination of all actions, suits, proceedings or investigations pending or threatened during such ten (10) year period to which Indemnitee may be subject by reason of the fact that Indemnitee is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, or any other legal representative of any other Entity which Indemnitee served at the request of the Company or by reason of anything done or not done by Indemnitee in any such capacity. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of and be enforceable by Indemnitee and his or her personal and legal representatives, heirs, executors, administrators, distributees, legatees and other successors.

16.     Severability. If any provision or provisions of this Agreement or any application of any provision hereof shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby. In the event that any court shall decline to reform a provision of the Agreement held to be invalid, unenforceable or otherwise illegal as contemplated by the preceding sentence, the parties hereto shall take all actions as may be necessary or appropriate to replace the provision so held to be invalid, unenforceable or otherwise illegal with one or more alternative provisions that effectuate the purpose and intent of the original provisions of this Agreement as fully as possible without being invalid, unenforceable or otherwise illegal.

17.     Enforcement.

(a)     The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of one or more Entities, and the Company acknowledges that Indemnitee is relying upon this Agreement in agreeing to serve and continuing to serve as a director or officer of one or more Entities.

(b)     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Certificate of Incorporation, the bylaws of the Company and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

18.     Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties thereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

19.     Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

20.     Notices. Any notices, requests, demands or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next business day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next business day if transmitted by national overnight courier, in each case as follows: (i) if to the Company, to Seahawk Drilling Inc., 5847 San Felipe, Suite 1600, Houston, Texas 77057, Attention: Legal Department, or to such other address as shall be furnished in writing to Indemnitee by the Company; and (ii) if to Indemnitee, to such address as set forth below Indemnitee’s name on the signature page to this Agreement, or to such other addresses as shall be furnished in writing by Indemnitee to the Company.

21.     Contribution. To the fullest extent permissible by applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

22.     Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

23.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

24.     Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

* * * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.

Seahawk Drilling, Inc.

By:
Name:
Title:

INDEMNITEE

Name:

Address:

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